               SEMIANNUAL REPORT         /         JUNE 30 1999

                             AIM JAPAN GROWTH FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

          -----------------------------------------------------------

                THE WAVE, FROM "ONE HUNDRED FAMOUS VIEWS OF EDO"

               BY ANDO TOKITARO HIROSHIGE (1797 - 1858, JAPANESE)

            ONE OF THE LAST GREAT PRINTMAKERS OF THE UKIYO-E SCHOOL,

            HIROSHIGE WAS 19TH-CENTURY JAPAN'S MOST POPULAR ARTIST.

            BEFORE HIROSHIGE, JAPANESE LANDSCAPES WERE PAINTED IN A

              FORMAL, ACADEMIC MANNER. HIROSHIGE INTRODUCED A MORE

          NATURAL, LYRICAL APPROACH THAT HAD ENORMOUS POPULAR APPEAL.

           DURING HIS LIFETIME, HIROSHIGE PRODUCED OVER 5,000 PRINTS.

            THE WAVE BELONGS TO A SERIES DEPICTING WELL-KNOWN VIEWS

                            AROUND EDO (NOW TOKYO).

          -----------------------------------------------------------

AIM Japan Growth Fund is for shareholders who seek long-term growth of capital. The fund invests primarily in equity securities of companies located in Japan.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Japan Growth Fund (formerly GT Global Japan Growth Fund) performance figures are historical and reflect reinvestment of all distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflect the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B, Class C and Advisor Class shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o Because Class C shares have been offered for less than one year, total return provided is cumulative total return that has not been annualized.
o Had fees and expenses not been waived during the reporting period, returns would have been lower.
o   Beginning March 1, 1999, Advisor Class shares were closed to new investors.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o Market volatility can significantly affect short-term performance. Results of an investment made today may differ substantially from the historical performance shown.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The MSCI Japan Index is an arithmetic average, weighted by market value, of the performance of 310 securities listed on the Japanese stock exchanges.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges

          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS
           NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
          CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK
                THAT YOU COULD LOSE ALL OR A PART OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.


                              AIM JAPAN GROWTH FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    With only several months remaining in 1999, the question on
    [PHOTO OF       many of your minds may be, "How will the year 2000 computer
    Charles T.      issue affect AIM and my investments?" We would like you to
     Bauer,         feel comfortable. We are pleased to be able to report to you
   Chairman of      that as of June 1999 we achieved a major milestone toward
   the Board of     year 2000 compliance status: we have successfully completed
    THE FUND        the testing of all of our mission-critical systems.
  APPEARS HERE]         Earlier this year, AIM participated in an industrywide
                    test that gave us a chance to see how our technology systems might be affected by the changeover to the year 2000 (Y2K).
                    Everything went as well as we had hoped; in general, the industry sailed through the testing process with flying colors. The financial industry has been seen as a leader in planning for year 2000 concerns. Thus, it was no surprise to most participants that the test was an overwhelming success.
                        The general purpose of the process was to test
electronic interfaces among financial industry members in the United States and to follow transactions through a typical trading cycle--from order entry to the settlement process. Investment banks, broker-dealers, custodian banks and mutual fund companies all worked together to make this possible. Approximately 400 firms were involved in the testing; AIM was one of 70 asset managers.
    During the testing process, thousands of transactions were submitted and approximately 260,000 steps were tested. Of those, only a handful experienced minor glitches--just 0.02% of the total number of transactions. All problems were worked through quickly before the hypothetical trades were settled. Of course, AIM will keep testing and planning throughout 1999 as a precaution.

AIM'S INTERNAL EFFORTS CONTINUE
As you know from our previous communications to you, AIM has been addressing the year 2000 issue for several years. Now that we have finished adjusting our applications and systems, our focus for the rest of 1999 is to continue monitoring the year 2000 readiness status of outside sources we're linked to electronically. On the investment side, our portfolio management staff is continually evaluating the Y2K preparedness of the domestic and foreign companies in which we invest.
    We feel that our preparations for 2000 are very comprehensive, and the industrywide testing showed that our colleagues in the financial industry are also working hard to be ready for the new year. We do not think shareholders need to take any extraordinary measures with their investments to prepare for 2000. However, if you have any lingering concerns, it may reassure you to know that AIM is finalizing contingency plans that will be ready if necessary. Our plans will give AIM employees guidelines to follow for a wide variety of situations.
    For a more comprehensive discussion of our Y2K efforts and for periodic updates, please visit our Web site, www.aimfunds.com.
    We are pleased to send you this report covering your fund's performance over the last six months. If you have any questions or comments, please contact our Client Services department at 800-959-4246, or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our automated AIM Investor Line at 800-246-5463 or at our Web site.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--. We appreciate your business.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman
A I M Advisors, Inc.

                            -----------------------

                             THE FINANCIAL INDUSTRY

                               HAS BEEN SEEN AS A

                             LEADER IN PLANNING FOR

                              YEAR 2000 CONCERNS.

                            -----------------------

PLEASE NOTE THAT THE INFORMATION ABOUT THE YEAR 2000 IN THIS LETTER IS DEEMED
                    AIM'S YEAR 2000 READINESS DISCLOSURE.


                              AIM JAPAN GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

FUND BEATS INDEX AS JAPANESE MARKETS
SKYROCKET

THE JAPANESE STOCK MARKET SEEMS TO HAVE BOUNCED BACK IN THE FIRST HALF OF 1999. HOW DID AIM JAPAN GROWTH FUND FARE OVER THE LAST SIX MONTHS?
Boosted by the rising Japanese market, the fund made significant gains during the first half of 1999. For the six months ended June 30, 1999, total returns without sales charges were quite impressive: 39.78% for Class A shares, 39.53% for Class B shares and 40.29% for Advisor Class shares. These results were nearly double the 20.72% return achieved by the MSCI Japan Index.

    Class C shares, offered since May 3, 1999, produced a cumulative total return of 15.39%, excluding sales charges, for the period ended June 30, 1999.

================================================================================
FUND OUTPERFORMS INDEX

Six-month returns as of 6/30/99, excluding sales charges

--------------------------------------------------------------------------------
[BAR CHART]

Class A Shares             39.78%

Class B Shares             39.53%

Advisor Shares             40.29%

MSCI Japan Index           20.72%
================================================================================

WHAT'S DRIVING THE JAPANESE MARKETS SO HIGH?
The investment environment in Japan has steadily improved over the past six months, driven by macroeconomic factors and the quickening pace of corporate restructuring. The Bank of Japan's decision to lower interest rates to near zero provided the initial catalyst for the rally in the first part of the year. In June, a better-than-expected gross domestic product (GDP) number (1.9% for the first quarter of 1999) also boosted the markets. This was very welcome news after six consecutive quarters of contraction. Part of the increase in GDP came from the Japanese government's spending as it made efforts to prime the pump and get the economy recovering.

THE FUND DID VERY WELL AGAINST ITS COMPETITORS. WHAT ACCOUNTS FOR THIS OUTPERFORMANCE?
Our stock selection was very concentrated. This proved successful since the fund had limited exposure to such underperforming areas as banks and utilities and high exposure to such winners as the telecommunications industry. For example, our top holding, NTT Mobile Communications, has been very successful. The company dominates Japan's cellular and paging services markets.

HOW DO YOU SELECT STOCKS FOR THE PORTFOLIO?
We select holdings through a process that combines top-down and bottom-up analysis. Ultimately, we're looking for growth opportunities available at a reasonable price. The final determinant of portfolio construction is the availability of attractive companies.
    Our top-down analysis focuses on monetary conditions that may dictate economic activity six to 18 months in the future. For instance, changes in industry regulation or expanding levels of public debt could affect the business environment for a company. From this analysis, we create a model of expected corporate profits. We also rank our sector preferences within the economy and the marketplace. The models and rankings provide a framework for the top-down perspective.
    Bottom-up analysis focuses on fundamental company research. From a core group of about 400 companies, analysts and managers make selections based on company visits, potential product growth, market share trends, pricing power, cash-flow generation, balance-sheet strength, management quality and valuation.

IN YOUR SECTOR AND INDUSTRY ANALYSIS DURING THE REPORTING PERIOD, WHICH AREAS WERE MOST ATTRACTIVE?
Telecommunications, health care and financial services were good sectors; banks and utilities were weak. Consumers have been holding on to their yen, so retail hasn't been very strong, although there were a few exceptions. But as people start to perceive that the economy is improving, they may spend a little more, which itself could help recovery. As of the end of the reporting period, we were overweighted in electronics, telecommunications, health care and financial services.

WHAT WERE SOME OF THE BEST-PERFORMING STOCKS IN THE PORTFOLIO?
The latest wave of restructuring has spurred Japanese firms to use their resources more productively. As a result, software services have grown rapidly. One of our best holdings, Fujitsu Support &

                      ------------------------------------

                      THE INVESTMENT ENVIRONMENT IN JAPAN

                       HAS STEADILY IMPROVED OVER THE PAST

                       SIX MONTHS, DRIVEN BY MACROECONOMIC

                       FACTORS AND THE QUICKENING PACE OF

                            CORPORATE RESTRUCTURING.

                      ------------------------------------

          See important fund and index disclosures inside front cover.

                              AIM JAPAN GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION

As of June 30, 1999, based on total net assets

===============================================================================================
 TOP 10 EQUITY HOLDINGS                        TOP 10 INDUSTRIES
-----------------------------------------------------------------------------------------------
 1.  NTT Mobile Communications                 1.  Electronics
     Network Inc.                  4.56%           (Component Distributors)             12.35%
 2.  Fujitsu Ltd.                  4.52        2.  Electrical Equipment                 10.91
 3.  Takeda Chemical Industries    4.33        3.  Health Care (Drugs-Generic & Other)   7.37
 4.  Toshiba Corp.                 4.00        4.  Financial (Diversified)               7.06
 5.  Nichiei Co. Ltd.              3.89        5.  Telecommunications
 6.  Sony Corp.                    3.63            (Cellular/Wireless)                   4.56
 7.  Ito-Yokado Co. Ltd.           3.50        6.  Banks (Money Center)                  3.89
 8.  Bridgestone Corp.             3.39        7.  Retail (Department Stores)            3.57
 9.  Canon Inc.                    3.23        8.  Retail (Specialty)                    3.45
10.  Matsushita-Kotobuki                       9.  Auto Parts & Equipment                3.39
     Electronics Ind. Ltd.         3.09       10.  Office Equipment & Supplies           3.23

Please keep in mind that the fund's portfolio is subject to change and there is no assurance that the fund will continue to hold any particular security.
===============================================================================================

Service, has benefited enormously from this trend. The company helps its clients find solutions to their computer networking and client/server needs.
    Another good holding was specialty apparel company Fast Retailing. Despite the poor environment for consumption, the company has produced strong sales growth through some high-profile store openings and a change in its merchandise.

WERE THERE ANY DISAPPOINTMENTS?
Ito-Yokado, a high-quality supermarket operator and owner of the 7-11 company, has shown very little growth. Similarly, Wacoal, a strong brand in ladies' lingerie, suffered through a slow season.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE FUND?
The Japanese market landscape is very likely to change over the coming year. Although restructuring is currently proceeding at a moderate pace, it is accelerating. Structural changes in Japanese companies will likely create bigger performance gaps; there will be greater distinctions between winners and losers. That means that strong stock selection will become increasingly important.
    The economic outlook is less certain. The Nikkei hit its high for the first half of the year on June 28. However, on June 29, it fell nearly 1.5% after the Japanese government announced a significant decrease in construction orders for May. May's industrial production figures also were worse than expected. A full-fledged recovery seems unlikely, though the downward forces are being counteracted by better global demand.
    Despite the uncertainty about the economy, overseas investment houses have been quite bullish on Japan, making the market environment a little easier. Nevertheless, the economy is likely to see little growth, and investors could eventually temper their enthusiasm. We're really pleased with the results for the first half of 1999, but for the rest of the year we may see more moderate returns.

================================================================================
RESULTS OF A $10,000 INVESTMENT
AIM JAPAN GROWTH FUND VS. BENCHMARK INDEX

7/19/85 - 6/30/99

--------------------------------------------------------------------------------
[BAR CHART]

AIM Japan Growth Fund,
Class A Shares                          $52,576

MSCI Japan Index                        $33,832

Past performance is no guarantee of comparable future results
================================================================================

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 6/30/99, including sales charges

CLASS A SHARES

Inception (7/19/85)                     12.64%
  10 years                               2.14
  5 year                                 0.52
  1 year                                30.30*

*37.95%, excluding sales charges

CLASS B SHARES

Inception (4/1/93)                       6.24%
  5 years                                0.70
  1 year                                32.16**

**37.16%, excluding CDSC

CLASS C SHARES

Inception (5/3/99)                      14.39%*

*cumulative total return

ADVISOR CLASS SHARES (do not include sales charges)

Inception (6/1/95)                       8.77%
  1 year                                38.63

Sources: Towers Data Systems HYPO--Registered Trademark--, Bloomberg.
Your fund's total return includes sales charges, expenses and management fees. For fund data performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. Please note that index results are for the period 7/31/85 - 6/30/99.
================================================================================

             MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM
               PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY
                 MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
                              PERFORMANCE SHOWN.


          See important fund and index disclosures inside front cover.

                              AIM JAPAN GROWTH FUND

SCHEDULE OF INVESTMENTS

June 30, 1999
(Unaudited)

                                                     MARKET
                                      SHARES         VALUE
FOREIGN STOCKS (JAPAN)-90.12%

AUTO PARTS & EQUIPMENT-3.39%

Bridgestone Corp.                       150,000   $  4,539,066
--------------------------------------------------------------

AUTOMOBILES-0.76%

Toyota Motor Corp.                       32,000      1,013,311
--------------------------------------------------------------

BANKS (MONEY CENTER)-3.89%

Nichiei Co., Ltd.                        59,400      5,205,787
--------------------------------------------------------------

COMPUTERS (NETWORKING)-2.49%

Fujitsu Support and Service, Inc.        22,000      3,332,286
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-1.12%

Softbank Corp.(a)                         7,400      1,499,578
--------------------------------------------------------------

CONSUMER FINANCE-2.70%

Acom Co., Ltd.(a)                        24,000      2,073,584
--------------------------------------------------------------
Aeon Credit Service Ltd.                  8,000        760,645
--------------------------------------------------------------
Mycal Card, Inc.                         17,000        773,047
--------------------------------------------------------------
                                                     3,607,276
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-2.35%

Nihon Unisys, Ltd.                      145,000      3,146,962
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-10.91%

Fujitsu Ltd.                            300,000      6,039,686
--------------------------------------------------------------
TDK Corp.                                35,000      3,203,390
--------------------------------------------------------------
Toshiba Corp.                           750,000      5,351,385
--------------------------------------------------------------
                                                    14,594,461
--------------------------------------------------------------

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-12.35%

Matsushita-Kotobuki Electronics
  Industries Ltd.                       146,000      4,128,317
--------------------------------------------------------------
Murata Manufacturing Co., Ltd.           55,000      3,619,677
--------------------------------------------------------------
Rohm Co., Ltd.                           25,000      3,916,908
--------------------------------------------------------------
Sony Corp.                               45,000      4,855,312
--------------------------------------------------------------
                                                    16,520,214
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-7.06%

Diamond Lease Co., Ltd.                  61,000        589,070
--------------------------------------------------------------
Jafco Co., Ltd.                          50,000      3,307,152
--------------------------------------------------------------
Shohkoh Fund & Co.                        4,650      3,337,081
--------------------------------------------------------------
Takefuji Corp.                           21,300      2,203,084
--------------------------------------------------------------
                                                     9,436,387
--------------------------------------------------------------

FOODS-0.38%

Nissin Food Products Co., Ltd.           21,000        512,195
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-7.37%

Taisho Pharmaceutical Co., Ltd.          50,000      1,653,576
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

HEALTH CARE (DRUGS-GENERIC & OTHER)-(CONTINUED)

Takeda Chemical Industries              125,000   $  5,797,850
--------------------------------------------------------------
Yamanouchi Pharmaceutical Co.,
  Ltd.                                   63,000      2,411,658
--------------------------------------------------------------
                                                     9,863,084
--------------------------------------------------------------

HOMEBUILDING-1.52%

Sekisui Chemical Co., Ltd.              350,000      2,031,418
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-2.89%

Fuji Photo Film Co., Ltd.                37,000      1,401,075
--------------------------------------------------------------
Nintendo Co., Ltd.                       17,500      2,461,141
--------------------------------------------------------------
                                                     3,862,216
--------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-3.23%

Canon, Inc.                             150,000      4,315,833
--------------------------------------------------------------

PERSONAL CARE-1.96%

Kao Corp.(a)                             40,000      1,124,432
--------------------------------------------------------------
Shiseido Co., Ltd.                      100,000      1,499,793
--------------------------------------------------------------
                                                     2,624,225
--------------------------------------------------------------

PUBLISHING-1.06%

Nichii Gakkan Co.(a)                     13,000      1,418,768
--------------------------------------------------------------

RESTAURANTS-1.89%

Yoshinoya D&C Co., Ltd.                     140      2,523,357
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-3.51%

Ito-Yokado Co., Ltd.                     70,000      4,687,888
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-2.77%

Paris Miki, Inc.                         68,000      3,710,624
--------------------------------------------------------------

RETAIL (SPECIALTY)-3.45%

Citizen Watch Co., Ltd.                 390,000      3,385,697
--------------------------------------------------------------
Tsutsumi Jewelry Co., Ltd.               45,000      1,227,780
--------------------------------------------------------------
                                                     4,613,477
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-2.39%

Fast Retailing Co., Ltd.                 15,000      1,612,236
--------------------------------------------------------------
Ryohin Keikaku Co., Ltd.                  6,300      1,586,069
--------------------------------------------------------------
                                                     3,198,305
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-2.73%

Secom Co., Ltd.                          35,000      3,646,135
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-4.56%

NTT Mobile Communications Network,
  Inc.                                      450      6,101,695
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
TELECOMMUNICATIONS (LONG
  DISTANCE)-2.40%

Nippon Telegraph & Telephone Corp.          275   $  3,205,870
--------------------------------------------------------------

TEXTILES (APPAREL)-0.99%

Wacoal Corp.                            130,000      1,324,183
--------------------------------------------------------------
    Total Foreign Stocks (Cost
      $94,256,232)                                 120,534,601
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
REPURCHASE AGREEMENT-7.64%(B)

State Street Bank & Trust Co.,
  4.70%, 07/01/99 (Cost
  $10,224,000)(c)                   $10,224,000   $ 10,224,000
--------------------------------------------------------------
TOTAL INVESTMENTS-97.76%                           130,758,601
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-2.24%                                  2,996,039
--------------------------------------------------------------
NET ASSETS-100.00%                                $133,754,640
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Repurchase agreement entered into 06/30/99 with a maturing value $10,225,335. Collateralized by U.S. Treasury securities.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(Unaudited)

ASSETS:

Investments, at market value (cost
  $104,480,232)                              $130,758,601
---------------------------------------------------------
Cash                                                  476
---------------------------------------------------------
Foreign currencies, at value (cost $17,369)        17,445
---------------------------------------------------------
Receivables for:
  Forward currency contracts                      372,140
---------------------------------------------------------
  Fund shares sold                              3,793,214
---------------------------------------------------------
  Dividends and interest                          138,614
---------------------------------------------------------
Other assets                                       24,645
---------------------------------------------------------
    Total assets                              135,105,135
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           290,547
---------------------------------------------------------
  Fund shares reacquired                          877,444
---------------------------------------------------------
  Interest                                          1,592
---------------------------------------------------------
Accrued distribution fees                         103,034
---------------------------------------------------------
Accrued transfer agent fees                        28,246
---------------------------------------------------------
Accrued operating expenses                         49,632
---------------------------------------------------------
    Total liabilities                           1,350,495
---------------------------------------------------------
Net assets applicable to shares outstanding  $133,754,640
---------------------------------------------------------

NET ASSETS:

Class A                                      $ 77,523,130
=========================================================
Class B                                      $ 49,772,625
=========================================================
Class C                                      $  1,829,719
=========================================================
Advisor Class                                $  4,629,166
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                         6,231,521
=========================================================
Class B                                         4,173,695
=========================================================
Class C                                           153,480
=========================================================
Advisor Class                                     366,225
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      12.44
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.44
      divided by 94.50%)                     $      13.16
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      11.93
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      11.92
=========================================================
Advisor Class:
  Net asset value, redemption and offering
    price per share                          $      12.64
=========================================================

STATEMENT OF OPERATIONS

For the six months ended June 30, 1999
(Unaudited)

INVESTMENT INCOME:

Dividends (net of $31,586 foreign
withholding tax)                             $    178,988
---------------------------------------------------------
Interest                                          327,683
---------------------------------------------------------
Security lending income                            13,122
---------------------------------------------------------
    Total investment income                       519,793
---------------------------------------------------------

EXPENSES:

Management fees                                   405,835
---------------------------------------------------------
Administrative services fees                       13,013
---------------------------------------------------------
Interest expense                                    1,592
---------------------------------------------------------
Distribution fees -- Class A                       87,503
---------------------------------------------------------
Distribution fees -- Class B                      154,875
---------------------------------------------------------
Distribution fees -- Class C                          773
---------------------------------------------------------
Transfer agent fees -- Class A                     78,200
---------------------------------------------------------
Transfer agent fees -- Class B                     48,443
---------------------------------------------------------
Transfer agent fees -- Class C                        242
---------------------------------------------------------
Transfer agent fees -- Advisor Class                3,900
---------------------------------------------------------
Other                                             136,572
---------------------------------------------------------
    Total expenses                                930,948
---------------------------------------------------------
Less: Expenses paid indirectly and expense
  reductions                                       (3,996)
---------------------------------------------------------
     Net expenses                                 926,952
---------------------------------------------------------
Net investment income (loss)                     (407,159)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FORWARD CURRENCY CONTRACTS
  AND FUTURES:

Net realized gain from:
  Investment securities                         1,183,792
---------------------------------------------------------
  Foreign currencies                              278,551
---------------------------------------------------------
  Forward currency contracts                       46,031
---------------------------------------------------------
  Futures contracts                               595,294
---------------------------------------------------------
                                                2,103,668
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                        26,280,234
---------------------------------------------------------
  Foreign currencies                               (5,153)
---------------------------------------------------------
  Forward currency contracts                    4,152,813
---------------------------------------------------------
  Futures contracts                            (1,165,922)
---------------------------------------------------------
                                               29,261,972
---------------------------------------------------------
    Net gain from investment securities
       foreign currencies, forward currency
       contracts and futures                   31,365,640
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $ 30,958,481
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended June 30, 1999 and the year ended December 31, 1998 (Unaudited)

                                                                  JUNE 30,      DECEMBER 31,
                                                                    1999            1998
                                                                ------------    ------------

OPERATIONS:

  Net investment income (loss)                                  $   (407,159)   $   (267,417)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, forward currency contracts and
    futures                                                        2,103,668     (14,774,034)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, forward currency
    contracts and futures                                         29,261,972      16,253,705
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                  30,958,481       1,212,254
--------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                                 --         (54,799)
--------------------------------------------------------------------------------------------
  Class B                                                                 --         (31,189)
--------------------------------------------------------------------------------------------
  Advisor Class                                                           --          (1,928)
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         21,256,431      (8,445,884)
--------------------------------------------------------------------------------------------
  Class B                                                         15,645,796      (1,105,543)
--------------------------------------------------------------------------------------------
  Class C                                                          1,716,569              --
--------------------------------------------------------------------------------------------
  Advisor Class                                                    1,781,009     (28,360,840)
--------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                         71,358,286     (36,787,929)
--------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                             62,396,354      99,184,283
--------------------------------------------------------------------------------------------
  End of period                                                 $133,754,640    $ 62,396,354
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $125,480,238    $ 85,080,433
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (407,159)             --
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, forward currency
    contracts and futures                                        (17,965,333)    (20,069,001)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies, forward currency
    contracts and futures                                         26,646,894      (2,615,078)
--------------------------------------------------------------------------------------------
                                                                $133,754,640    $ 62,396,354
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 1999
(UNAUDITED)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Japan Growth Fund (the "Fund") is a separate series of AIM Growth Series (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end series management investment company consisting of six separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Advisor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Advisor Class shares are sold without a sales charge. Effective March 1, 1999, the Fund has discontinued sales of the Advisor Class shares to new investors. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund in the preparation of the financial statements.

A. Security Valuations-Each equity security is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the last available bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
      Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees of the Trust.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Such distributions are declared and paid annually.
C. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $14,061,105 as of December 31, 1998 (which may be carried forward to offset future taxable gains, if any) which expires, if not previously utilized, in the year 2006.
D. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.
E. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock market and to fluctuations in interest rates.
F. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Outstanding forward currency contracts at June 30, 1999 were as follows:

                           CONTRACT TO
     SETTLEMENT    ---------------------------                  UNREALIZED
        DATE          DELIVER        RECEIVE        VALUE      APPRECIATION
    ------------   -------------   -----------   -----------   ------------
    08/12/99  JPY  1,300,000,000   $10,887,772   $10,816,715     $ 71,057
    08/12/99  JPY  5,500,000,000    46,063,652    45,763,023      300,629
    08/12/99  JPY    700,000,000     5,824,839     5,824,385          454
                                   -----------   -----------     --------
                                   $62,776,263   $62,404,123     $372,140
                                   ===========   ===========     ========

G. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 2.00%, 2.65%, 2.65%, and 1.65% of the average daily net assets of the Fund's Class A, Class B, Class C, and Advisor Class shares, respectively.
  A I M Fund Services, Inc. ("AFS") is the transfer agent of the Fund. The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AFS a fee for providing transfer agency and shareholder services to the Fund. During the six months ended June 30, 1999, AFS was paid $122,673 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C and Advisor Class shares of the Fund. The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.35% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The Fund pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended June 30, 1999, the Class A, Class B and Class C shares paid AIM Distributors $87,503, $154,875 and $773, respectively, as compensation under the Plans.
  AIM is the pricing and accounting agent for the Fund. The monthly fee for these services paid to AIM is a percentage, not to exceed 0.03% annually, of a Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets. Effective July 1, 1999, the Trust entered into a master administrative services agreement with AIM, replacing the above pricing and accounting agreement. The Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund.
  AIM Distributors received commissions of $56,688 from sales of the Class A shares of the Fund during the six months ended June 30, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended June 30, 1999, AIM Distributors received $127 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and trustees of the Trust are officers and directors of AIM, AIM Distributors and AFS.

NOTE 3-EXPENSE REDUCTIONS

During the six months ended June 30, 1999, the Fund received reductions in custodian fees of $148 under an expense offset arrangement and AIM directed certain portfolio trades to brokers who then paid $3,848 of the Fund's expenses. The effect of the above arrangements resulted in reductions of the Fund's total expenses of $3,996.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration accrued to trustees who are not an "interested person" of AIM.

NOTE 5-BANK BORROWINGS

The Fund, along with certain other funds advised and/or administered by AIM, has lines of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the Fund's total assets.
  Effective May 28, 1999, the above lines of credit were replaced by the Fund's participation in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $975,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.
  For the six months ended June 30, 1999, the average outstanding daily balance of bank loans for the Fund was $60,773 with a weighted average interest rate of 5.21%. Interest expense for the Fund for the six months ended June 30, 1999 was $1,592.

NOTE 6-PORTFOLIO SECURITIES LOANED

At June 30, 1999, securities with an aggregate value of $4,520,819 were on loan to brokers. The loans were secured by cash collateral of $5,706,020 received by the Fund. For the six months ended June 30, 1999, the Fund received fees of $13,122 for securities lending.
  For international securities, cash collateral is received by the fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by the Fund against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended June 30, 1999 was $63,832,364 and $27,596,179, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of June 30, 1999 is as follows:

Aggregate unrealized appreciation of investment
  securities                                        $24,303,726
---------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
  securities                                           (814,894)
---------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                        $23,488,832
===============================================================

Cost of investments for tax purposes is $107,269,769.

NOTE 8-SHARE INFORMATION

Changes in the Fund's shares outstanding during six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                               JUNE 30,                   DECEMBER 31,
                                 1999                         1998
                       -------------------------   ---------------------------
                         SHARES        AMOUNT        SHARES         AMOUNT
                       ----------   ------------   -----------   -------------
Sold:
  Class A              10,521,857   $107,974,096    31,462,291   $ 276,913,744
------------------------------------------------------------------------------
  Class B               3,361,508     34,027,008     3,640,751      31,434,436
------------------------------------------------------------------------------
  Class C*                224,838      2,525,731            --              --
------------------------------------------------------------------------------
  Advisor Class           524,832      5,567,720     1,661,544      14,964,767
------------------------------------------------------------------------------
Issued as
reinvestment of
dividends:
  Class A                      --             --         5,162          45,216
------------------------------------------------------------------------------
  Class B                      --             --         3,285          27,680
------------------------------------------------------------------------------
  Advisor Class                --             --           110             979
------------------------------------------------------------------------------
Reacquired:
  Class A              (8,517,035)   (86,717,665)  (32,214,010)   (285,404,844)
------------------------------------------------------------------------------
  Class B              (1,857,440)   (18,381,212)   (3,772,881)    (32,567,659)
------------------------------------------------------------------------------
  Class C*                (71,358)      (809,162)           --              --
------------------------------------------------------------------------------
  Advisor Class          (377,657)    (3,786,711)   (4,795,465)    (43,326,586)
------------------------------------------------------------------------------
                        3,809,545   $ 40,399,805    (4,009,213)  $ (37,912,267)
==============================================================================

* Class C shares commenced sales May 3, 1999.

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and Class B outstanding during the six months ended June 30, 1999 and each of the years in the five-year period ended December 31, 1998, for a share of Class C capital stock outstanding during May 3, 1999 (date sales commenced) through June 30, 1999 and for a share of Advisor Class capital stock outstanding during the six months ended June 30, 1999, each of the years in three-year period ended December 31, 1998 and the period June 1, 1995 (date operations commenced) through December 31, 1995.

                                                                                           Class A
                                                              ----------------------------------------------------------------
                                                                                               December 31,
                                                              June 30,      --------------------------------------------------
                                                                1999        1998(a)     1997(a)   1996(a)   1995(a)     1994
                                                              --------      -------     -------   -------   --------   -------
Net asset value, beginning of period                          $  8.90       $  8.96     $  9.76   $ 11.00   $  12.15   $ 11.61
-----------------------------------------------------------   -------       -------     -------   -------   --------   -------
Income from investment operations:
  Net investment income (loss)                                  (0.03)        (0.02)(b)   (0.08)    (0.04)     (0.04)    (0.04)
-----------------------------------------------------------   -------       -------     -------   -------   --------   -------
  Net realized and unrealized gain (loss) on investments         3.57         (0.03)      (0.70)    (0.77)      0.26      0.79
-----------------------------------------------------------   -------       -------     -------   -------   --------   -------
    Net increase (decrease) from investment operations           3.54         (0.05)      (0.78)    (0.81)      0.22      0.75
-----------------------------------------------------------   -------       -------     -------   -------   --------   -------
  Less distributions from net realized gains                       --         (0.01)      (0.02)    (0.43)     (1.37)    (0.21)
-----------------------------------------------------------   -------       -------     -------   -------   --------   -------
Net asset value, end of period                                $ 12.44       $  8.90     $  8.96   $  9.76   $  11.00   $ 12.15
===========================================================   =======       =======     =======   =======   ========   =======
Total return(c)                                                 39.78%        (0.54)%     (7.99)%   (7.43)%     1.94%     6.56%
===========================================================   =======       =======     =======   =======   ========   =======
Ratios and supplemental data:
Net assets, end of period (in 000s)                           $77,523       $37,608     $44,583   $63,585   $111,105   $98,066
===========================================================   =======       =======     =======   =======   ========   =======
Ratio of net investment income (loss) to average net
  assets:                                                       (0.76)%(d)    (0.19)%     (0.61)%   (0.40)%    (0.40)%   (0.32)%
===========================================================   =======       =======     =======   =======   ========   =======
Ratio of expenses to average net assets:
  with expense waivers(e)                                        2.00%(d)      1.96%       1.99%     1.84%      1.99%     1.91%
===========================================================   =======       =======     =======   =======   ========   =======
  without expense waivers                                        2.01%(d)      2.33%       2.06%     1.94%      2.14%     2.03%
===========================================================   =======       =======     =======   =======   ========   =======
Portfolio turnover rate                                            38%           67%         58%       31%        67%       49%
===========================================================   =======       =======     =======   =======   ========   =======

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Includes reimbursement of Fund operating expenses per share of $0.03.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $50,416,185.
(e) Prior to the period ended June 30, 1999, ratios include expense reductions.

                                                                                           Class B
                                                               ---------------------------------------------------------------
                                                                                               December 31,
                                                               June 30,      -------------------------------------------------
                                                                 1999        1998(a)     1997(a)   1996(a)   1995(a)    1994
                                                               --------      -------     -------   -------   -------   -------
Net asset value, beginning of period                           $  8.55       $  8.67     $  9.49   $ 10.78   $ 12.02   $ 11.57
------------------------------------------------------------   -------       -------     -------   -------   -------   -------
Income from investment operations:
  Net investment income (loss)                                   (0.05)        (0.07)(b)   (0.14)    (0.11)    (0.12)    (0.13)
------------------------------------------------------------   -------       -------     -------   -------   -------   -------
  Net realized and unrealized gain (loss) on investments          3.43         (0.04)      (0.66)    (0.75)     0.25      0.79
------------------------------------------------------------   -------       -------     -------   -------   -------   -------
    Net increase (decrease) from investment operations            3.38         (0.11)      (0.80)    (0.86)     0.13      0.66
------------------------------------------------------------   -------       -------     -------   -------   -------   -------
  Less distributions from net realized gains                        --         (0.01)      (0.02)    (0.43)    (1.37)    (0.21)
------------------------------------------------------------   -------       -------     -------   -------   -------   -------
Net asset value, end of period                                 $ 11.93       $  8.55     $  8.67   $  9.49   $ 10.78   $ 12.02
===========================================================    =======       =======     =======   =======   =======   =======
Total return(c)                                                  39.53%        (1.25)%     (8.42)%   (8.05)%    1.20%     5.81%
===========================================================    =======       =======     =======   =======   =======   =======
Ratios and supplemental data:
Net assets, end of period (in 000s)                            $49,773       $22,815     $24,250   $32,116   $41,274   $27,355
===========================================================    =======       =======     =======   =======   =======   =======
Ratio of net investment income (loss) to average net assets:     (1.39)%(d)    (0.84)%     (1.26)%   (1.05)%   (1.05)%   (0.97)%
===========================================================    =======       =======     =======   =======   =======   =======
Ratio of expenses to average net assets:
  with expense waivers(e)                                         2.63%(d)      2.61%       2.64%     2.49%     2.64%     2.56%
===========================================================    =======       =======     =======   =======   =======   =======
  without expense waivers                                         2.64%(d)      2.98%       2.71%     2.59%     2.79%     2.68%
===========================================================    =======       =======     =======   =======   =======   =======
Portfolio turnover rate                                             38%           67%         58%       31%       67%       49%
===========================================================    =======       =======     =======   =======   =======   =======

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Includes reimbursement of Fund operating expenses per share of $0.03.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $31,231,598.
(e) Prior to the period ended June 30, 1999, ratios include expense reductions.

                                                               Class C
                                                               --------
                                                                May 3,                     Advisor Class
                                                                 1999     ------------------------------------------------
                                                               through                           December 31,
                                                               June 30,   June 30,   -------------------------------------
                                                                 1999       1999     1998(a)   1997(a)   1996(a)   1995(a)
                                                               --------   --------   -------   -------   -------   -------
Net asset value, beginning of period                            $10.33     $ 9.01    $ 9.05    $  9.81   $11.02    $10.50
------------------------------------------------------------    ------     ------    ------    -------   ------    ------
Income from investment operations:
  Net investment income (loss)                                   (0.01)     (0.01)     0.01(b)   (0.01)   (0.01)     0.00
------------------------------------------------------------    ------     ------    ------    -------   ------    ------
  Net realized and unrealized gain (loss) on investments          1.60       3.64     (0.04)     (0.73)   (0.77)     1.89
------------------------------------------------------------    ------     ------    ------    -------   ------    ------
    Net increase (decrease) from investment operations            1.59       3.63     (0.03)     (0.74)   (0.78)     1.89
------------------------------------------------------------    ------     ------    ------    -------   ------    ------
  Less distributions from net realized gains                        --         --     (0.01)     (0.02)   (0.43)    (1.37)
------------------------------------------------------------    ------     ------    ------    -------   ------    ------
Net asset value, end of period                                  $11.92     $12.64    $ 9.01    $  9.05   $ 9.81    $11.02
============================================================    ======     ======    ======    =======   ======    ======
Total return(c)                                                  15.39%     40.29%    (0.31)%    (7.54)%  (7.14)%   18.14%
============================================================    ======     ======    ======    =======   ======    ======
Ratios and supplemental data:
Net assets, end of period (in 000s)                             $1,830     $4,629    $1,973    $30,351   $  413    $  558
============================================================    ======     ======    ======    =======   ======    ======
Ratio of net investment income (loss) to average net assets:     (1.39)%(d) (0.41)%(d) 0.16%     (0.26)%  (0.05)%   (0.05)%(e)
============================================================    ======     ======    ======    =======   ======    ======
Ratio of expenses to average net assets:
  with expense waivers(f)                                         2.63%(d)   1.64%(d)  1.61%      1.64%    1.49%     1.64%
============================================================    ======     ======    ======    =======   ======    ======
  without expense waivers                                         2.64%(d)   1.65%(d)  1.98%      1.71%    1.59%     1.79%
============================================================    ======     ======    ======    =======   ======    ======
Portfolio turnover rate                                             38%        38%       67%        58%      31%       67%(e)
============================================================    ======     ======    ======    =======   ======    ======

(a) These selected per share data were calculated based upon average shares outstanding during the period.
(b) Includes reimbursement of Fund operating expenses per share of $0.03.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average net assets of $478,399 and $2,514,548, Class C and Advisor Class, respectively.
(e) Annualized.
(f) Prior to the period ended June 30, 1999, ratios include expense reductions.

BOARD OF TRUSTEES                            OFFICERS                           OFFICE OF THE FUND
C. Derek Anderson                            Robert H. Graham                   11 Greenway Plaza
President, Plantagenet Capital               Chairman and President             Suite 100
Management, LLC (an investment                                                  Houston, TX 77046
partnership); Chief Executive Officer.       Dana R. Sutton
Plantagenet Holdings, Ltd.                   Vice President and Treasurer       INVESTMENT MANAGER
(an investment banking firm)
                                             Samuel D. Sirko                    A I M Advisors, Inc.
Frank S. Bayley                              Vice President and Secretary       11 Greenway Plaza
Partner, law firm of                                                            Suite 100
Baker & McKenzie                             Melville B. Cox                    Houston, TX 77046
                                             Vice President
Robert H. Graham                                                                SUB-ADVISOR
President and Chief Executive Officer,       Gary T. Crum
A I M Management Group Inc.                  Vice President                     INVESCO Asset Management
                                                                                (Japan) Limited
Arthur C. Patterson                          Carol F. Relihan                   Imperial Tower
Managing Partner, Accel Partners             Vice President                     1-1-1 Uchisaiwai-cho,
(a venture capital firm)                                                        Chiyoda-Ku, Tokyo, 100-0011
                                             Mary J. Benson
Ruth H. Quigley                              Assistant Vice President and       TRANSFER AGENT
Private Investor                             Assistant Treasurer
                                                                                A I M Fund Services, Inc.
                                             Sheri Morris                       P.O. Box 4739
                                             Assistant Vice President and       Houston, TX 77210-4739
                                             Assistant Treasurer
                                                                                CUSTODIAN
                                             Nancy L. Martin
                                             Assistant Secretary                State Street Bank and Trust Company
                                                                                225 Franklin Street
                                             Ofelia M. Mayo                     Boston, MA 02110
                                             Assistant Secretary
                                                                                COUNSEL TO THE FUND
                                             Kathleen J. Pflueger
                                             Assistant Secretary                Kirkpatrick & Lockhart LLP
                                                                                1800 Massachusetts Avenue, N.W.
                                                                                Washington, D.C. 20036-1800

                                                                                COUNSEL TO THE TRUSTEES

                                                                                Paul, Hastings, Janofsky & Walker LLP
                                                                                Twenty Third Floor
                                                                                555 South Flower Street
                                                                                Los Angeles, CA 90071

                                                                                DISTRIBUTOR

                                                                                A I M Distributors, Inc.
                                                                                11 Greenway Plaza
                                                                                Suite 100
                                                                                Houston, TX 77046

                                 THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                   MONEY MARKET FUNDS                                    A I M Management Group Inc.
AIM Aggressive Growth Fund(1)                  AIM Money Market Fund                                 has provided leadership in the
AIM Blue Chip Fund                             AIM Tax-Exempt Cash Fund                              mutual-fund industry since
AIM Capital Development Fund                                                                         1976 and managed approximately
AIM Constellation Fund                         INTERNATIONAL GROWTH FUNDS                            $121 billion in assets for
AIM Dent Demographic Trends Fund               AIM Advisor International Value Fund                  more than 6.3 million
AIM Large Cap Growth Fund                      AIM Asian Growth Fund                                 shareholders, including
AIM Mid Cap Equity Fund,(A)                    AIM Developing Markets Fund                           individual investors,
AIM Select Growth Fund(3)                      AIM Europe Growth Fund                                corporate clients and
AIM Small Cap Growth Fund,(B)                  AIM European Development Fund                         financial institutions, as of
AIM Small Cap Opportunities Fund               AIM International Equity Fund                         June 30, 1999.
AIM Value Fund                                 AIM Japan Growth Fund                                    The AIM Family of
AIM Weingarten Fund                            AIM Latin American Growth Fund                        Funds--Registered Trademark--
                                               AIM New Pacific Growth Fund                           is distributed nationwide, and
GROWTH & INCOME FUNDS                                                                                AIM today is the 10th-largest
AIM Advisor Flex Fund                          GLOBAL GROWTH FUNDS                                   mutual-fund complex in the
AIM Advisor Large Cap Value Fund               AIM Global Aggressive Growth Fund                     United States in assets under
AIM Advisor Real Estate Fund                   AIM Global Growth Fund                                management, according to
AIM Balanced Fund                                                                                    Strategic Insight, an
AIM Basic Value Fund(C)                        GLOBAL GROWTH & INCOME FUNDS                          independent mutual-fund
AIM Charter Fund                               AIM Global Growth & Income Fund                       monitor.
                                               AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund                         GLOBAL INCOME FUNDS
AIM High Yield Fund                            AIM Emerging Markets Debt Fund(D)
AIM High Yield Fund II                         AIM Global Government Income Fund
AIM Income Fund                                AIM Global Income Fund
AIM Intermediate Government Fund               AIM Strategic Income Fund
AIM Limited Maturity Treasury Fund
                                               THEME FUNDS
TAX-FREE INCOME FUNDS                          AIM Global Consumer Products and Services Fund
AIM High Income Municipal Fund                 AIM Global Financial Services Fund
AIM Municipal Bond Fund                        AIM Global Health Care Fund
AIM Tax-Exempt Bond Fund of Connecticut        AIM Global Infrastructure Fund
AIM Tax-Free Intermediate Fund                 AIM Global Resources Fund
                                               AIM Global Telecommunications and Technology Fund(E)
                                               AIM Global Trends Fund(F)




(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (F) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

                           [AIM LOGO APPEARS HERE]

                 INVEST WITH DISCIPLINE--Registered Trademark--